Ballantyne STRONG™

NYSE American: BTN

SECOND QUARTER 2022 RESULTS

BUSINESS HIGHLIGHTS

STRONG ENTERTAINMENT

EQUITY HOLDINGS

FINANCIAL REVIEW

APPENDIX

BALLANTYNE STRONG AT A GLANCE

ENTERTAINMENT



Blockbusters Driving **Cinema Resurgence**; Announced Planned Spinout of Strong Global Entertainment

FOREST PRODUCTS



GreenFirst Forest Products **Top-Ten Lumber Producer** in Canada

DIGITAL OUT-OF-HOME ADVERTISING


FIREFLY
8P75

Equity Stake in Firefly, **Fast Growing** Street-Level Digital **Media Platform**

REINSURANCE & SPACs



FG Financial Group **Tightening Reinsurance Market; Growing SPAC Platform**

Ballantyne STRONG

Q2 2022 HIGHLIGHTS

Consolidated revenues increased 50% to $9.1 million for the quarter and 76% to $19.2 million on a year-to-date basis

STRONG ENTERTAINMENT:

- Blockbuster releases continuing to drive industry recovery & record-breaking results
- Customers accelerating capital investments including laser projection upgrades
- Recurring monthly revenue maintenance contracts are back to pre-Covid levels
- Strong Studios has acquired a portfolio of projects and began production on *Safehaven* this summer

EQUITY HOLDINGS:

- **GreenFirst Forest Products:** lumber markets showing renewed strength in 2022
- **FG Financial:** growing SPAC platform; 2 completed de-SPACS and 2 SPAC sponsor IPOs
- **Firefly:** Firefly launches in UK with acquisition of Ubiquitous

BUSINESS HIGHLIGHTS

STRONG ENTERTAINMENT

EQUITY HOLDINGS

FINANCIAL REVIEW

APPENDIX


SCREENS
STRONG
MDI SCREENS


STRONG
GLOBAL ENTERTAINMENT
SERVICES
STRONG
TECHNICAL SERVICES


CONTENT
STRONG
STUDIOS

2022 STRONG RELEASE SLATE CONTINUES


TOM CRUISE
TOP GUN
MAVERICK
ONLY IN THEATRES
MAY 27


EVIL MEETS ITS END
HALLOWEEN ENDS


AVATAR
2


MARVEL STUDIOS
BLACK
PANTHER II

Ballantyne STRONG



CINEMA PARTNERS BEGINNING TO ACCELERATE CAPITAL INVESTMENTS

Laser upgrade cycle represents **multi-year catalyst** for screens and services

BTN has a preferred relationship with **Cinionic**, the world's leading provider of laser cinema solutions

- **Cinemark** is resuming projects that were paused during Covid
- **AMC** has begun their announced laser upgrades in 3,500 of its U.S. auditoriums

STRONG DEMAND FOR TECHNICAL SERVICES



Service Revenue Increased 31% YoY



Q2 21
$1.6M
Q2 22
$2.1M

- **Leader by market share** in cinema managed services; **exclusive multi-year nationwide** managed services agreement with Marcus Theaters
- Cinemas outsourcing **driving demand**
- Recurrning maintenance contracts are **back to pre-Covid levels**
- Project and installation work **increasing**
- Laser upgrade cycle **catalyst for service revenues**

Ballantyne STRONG







STRONG STUDIOS

Develop, Produce and Distribute Feature Films and Television series for Streamers, Networks and Distributors globally

- IP slate acquisition and an initial distribution agreement with **Chicken Soup for the Soul Entertainment (CSSE)**
- Two scripted series, *Safehaven* and *Flagrant*, officially **greenlit for production in 2022**
  - CSSE provided a **guarantee of $9M** for worldwide rights for both series
  - *Safehaven* started production in Summer 2022
- Creating **content library** and back-end upside
  - Acquired rights to produce first original feature film “The Tank Job”; Oscar nominee Alec Sokolow to direct from his script

BUSINESS HIGHLIGHTS

STRONG ENTERTAINMENT

EQUITY HOLDINGS

FINANCIAL REVIEW

APPENDIX

FG FINANCIAL GROUP INC.

NASDAQ: FGF, FGFPP

~31% shareholder[1]

FG Financial continues to expand its reinsurance and SPAC platforms

FG Reinsurance Platform

- 6 Reinsurance contracts written

FG SPAC Platform

- 2 de-SPACs: Oppfi, Inc. and Hagerty, Inc.
- 2 SPAC IPOs: FG Merger Corp. & FG Acquisition Corp.

FG completed its **public offering of 2,750,000 shares** of its common stock, at a public offering price of $1.58 per share, for gross proceeds of $4.3 million

BTN participated in the offering increasing equity stake to 31%

[1] As of 6.30.22

Ballantyne STRONG


FIREFLY
She's an athlete.
She's a fashion designer.
She's a mother.
She's a champion.
WHEATIES
4G30

Street-Level Digital Media Platform Using Dynamic Media on Taxis & Rideshare Vehicles

- In 2022, **Digital-out-of-Home (DOOH) spending** in the U.S. is estimated to reach $5.21 Billion and is projected to reach $8.65 Billion by 2027, growing at a CAGR of 10.67%[1]

- Firefly & Hyundai Motor America create pilot program, dubbed ***Hyundai Drive***, to offer rideshare fleets & drivers new vehicles with bonus income Up to $3,600/year

- Post close of quarter, Firefly announced that it has officially **expanded into international markets with the acquisition of UK's leading taxi OOH advertising company Ubiquitous**[2]

Preferred shares valued at $13M[3]

BTN is one of their largest shareholders with Google Ventures and NFX

[1] *ResearchandMarkets*, 06.08.22
[2] MarketWatch 7.14.22
[3] As of 6.30.22


GREENFIRST
FOREST PRODUCTS
TSX:GFP
~9% shareholder[1]

GreenFirst is building a world-class forest products company

Recent acquisition of Rayonier forest & paper product assets establishes GreenFirst as a top-ten lumber producer in Canada

- **Q1 2022 net earnings were $34M**, or $0.18 per share (diluted), compared to $8M, or $0.04 per share, in Q4 2021, which was the Company's first full quarter operating its acquired forest-products assets
- Q1 2022 Adjusted EBITDA was $44.9 million, **an improvement of 144%** compared to the Adjusted EBITDA in Q4 2021
- In May 2022, **Interfor Corporation acquired a minority stake in GreenFirst**, approximately 16.2%

[1] As of 6.30.22

BUSINESS HIGHLIGHTS

STRONG ENTERTAINMENT

EQUITY HOLDINGS

FINANCIAL REVIEW

APPENDIX

CONSOLIDATED Q2 2022 SUMMARY

($ in thousands)

	Actual			
	Q2 '22	Q2 '21	Favorable (Unfavorable)	Favorable (Unfavorable) %
Revenue	$ 9,143	$ 6,094	$ 3,049	50.0 %
Gross profit	2,420	2,464	(44)	(1.8)%
Gross margin %	26.5%	40.4%	-13.9%	
SG&A	3,305	2,448	(857)	(35.0)%
(Loss) income from operations	(885)	16	(901)	n/m
Unrealized loss on equity holdings	(4,178)	-	(4,178)	(100.0)%
Net loss from continuing operations	(5,598)	(752)	(4,846)	(644.4)%
Adjusted EBITDA*	(371)	(741)	370	49.9 %

	Adjusted					
	Q2 '22	Q2 '21	Employee Rention Credits	Adjusted Q2 '21	Favorable (Unfavorable)	Favorable (Unfavorable) %
Revenue	$ 9,143	$ 6,094	$ -	$ 6,094	$ 3,049	50.0 %
Gross profit	2,420	2,464	(846)	1,618	802	49.6 %
Gross margin %	26.5%	40.4%		26.6%	-0.1%	
SG&A	3,305	2,448	448	2,896	(409)	(14.1)%
Loss from operations	(885)	16	(1,294)	(1,278)	393	30.8 %
Unrealized loss on equity holdings	(4,178)	-	-	-	(4,178)	(100.0)%
Net loss from continuing operations	(5,598)	(752)	(1,294)	(2,046)	(3,552)	(173.6)%
Adjusted EBITDA*	(371)	(741)	-	(741)	370	49.9 %

- Product revenues increased 60% over prior year
- Service revenues increased 30%
- Adjusted EBTIDA improved 50%

- Prior year results include $1.3M benefit from employee retention credits
- Adjusting for employee retention credits, gross profit increased 50%

*See Non-GAAP reconciliation to GAAP equivalent in appendix

BALANCE SHEET

($ in thousands)

	06/30/22	12/31/21	12/31/20
Assets			
Cash and cash equivalents and restricted cash	$ 4,561	$ 8,881	$ 4,787
Other current assets	14,461	12,894	9,274
Equity holdings	38,498	41,133	20,167
Film and television programming rights, net	1,379	-	-
Goodwill and intangible assets	938	1,011	1,291
Assets of discontinued operations	-	-	10,120
Other long-term assets	14,260	11,890	9,860
Total assets	**$ 74,097**	**$ 75,809**	**$ 55,499**
Liabilities			
Accounts payable & accrued expenses	$ 7,966	$ 7,239	$ 4,899
Deferred revenue and customer deposits	2,842	3,292	2,404
Short-term debt	3,057	2,998	3,299
Long-term debt	5,318	128	-
Lease liabilities	395	4,163	6,542
Liabilities of discontinued operations	-	-	7,967
Other liabilities	6,394	5,712	3,322
Total liabilities	**$ 25,972**	**$ 23,532**	**$ 28,433**
Stockholders' equity	**$ 48,125**	**$ 52,277**	**$ 27,066**
Total liabilities and stockholders' equity	**$ 74,097**	**$ 75,809**	**$ 55,499**

SUM OF PARTS

Positioned to Build Considerable Value Across Attractive and Growing End Markets

Strong Entertainment Operations & Assets	*Stay Tuned…*
GreenFirst[1]	$19.4M
Firefly[2]	$13M
Cash[1]	$4.4M
FG Financial[1]	$4.2M
Digital Ignition	*Stay Tuned…*

~$41M (GreenFirst, Firefly, Cash, FG Financial)

[1] Market value as of 6.30.22
[2] Book value as of 6.30.22

IN SUMMARY

- ✓ Strong post-Covid rebound
- ✓ Equity holdings executing well
- ✓ Strong balance sheet
- ✓ Focused on long-term capital deployment

FORWARD LOOKING STATEMENTS AND NON-GAAP MEASURES

This presentation may include forward-looking statements. Any statements contained herein regarding our strategy, future operations, financial position, future revenues, projected costs, prospects, plans and objectives of management, other than statements of historical facts, are forward-looking statements. The forward-looking statements included herein include or may include, but are not limited to, statements that are predictive in nature, depend upon or refer to future events or conditions, or use or contain words, terms, phrases, or expressions such as “achieve,” “forecast,” “plan,” “propose,” “strategy,” “envision,” “hope,” “will,” “continue,” “potential,” “expect,” “believe,” “anticipate,” “project,” “estimate,” “predict,” “intend,” “should,” “could,” “may,” “might,” or similar words, terms, phrases, or expressions or the negative of any of these terms. Any statements in this presentation that are not based upon historical fact are forward-looking statements and represent our best judgment as to what may occur in the future. Forward-looking statements involve a number of known and unknown risks and uncertainties, including, but not limited to, those discussed in the “Risk Factors” section contained in Part I, Item 1A in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 as filed with the Securities and Exchange Commission. Given the risks and uncertainties, readers should not place undue reliance on any forward-looking statement and should recognize that the statements are predictions of future results which may not occur as anticipated. New risk factors emerge from time-to-time and it is not possible for management to predict all such risk factors, nor can it assess the impact of all such factors on the Company’s business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. Except where required by law, the Company assumes no obligation to update, withdraw or revise any forward-looking statements to reflect actual results or changes in factors or assumptions affecting such forward-looking statements.

This presentation also contains references to non-GAAP financial measures. In addition to adjusting net income (loss) to exclude income taxes, interest, and depreciation and amortization, Adjusted EBITDA also excludes stock-based compensation, severance, equity method income (loss), foreign currency transaction gains (losses), transactional expenses and other cash and non-cash charges and gains. Adjusted EBITDA is used internally in planning and evaluating the Company's operating performance. Accordingly, management believes that disclosure of these metrics offers investors, bankers and other stakeholders an additional view of the Company's operations that, when coupled with the GAAP results, provides a more complete understanding of the Company's financial results. Adjusted EBITDA should not be considered as an alternative to net loss or to net cash used in operating activities as measures of operating results or liquidity. Our calculation of Adjusted EBITDA may not be comparable to similarly titled measures used by other companies, and the measures exclude financial information that some may consider important in evaluating the Company's performance. Adjusted EBITDA has limitations as analytical tools, and you should not consider it in isolation, or as substitutes for analysis of our results as reported under GAAP, including: (i) it does not reflect our cash expenditures, or future requirements for capital expenditures or contractual commitments, (ii) it does not reflect changes in, or cash requirements for, our working capital needs, (iii) it does not reflect interest expense, or the cash requirements necessary to service interest or principal payments, on our debt, (iv) although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and Adjusted EBITDA does not reflect any cash requirements for such replacements, (v) it does not adjust for all non-cash income or expense items that are reflected in our statements of cash flows, (vi) it does not reflect the impact of earnings or charges resulting from matters we consider not to be indicative of our ongoing operations, and (vii) other companies in our industry may calculate these measures differently than we do, limiting their usefulness as comparative measures.

Ballantyne STRONG

BUSINESS HIGHLIGHTS

STRONG ENTERTAINMENT

EQUITY HOLDINGS

FINANCIAL REVIEW

APPENDIX

Ballantyne STRONG

RECONCILIATION OF CONSOLIDATED NET INCOME TO ADJUSTED EBITDA

($ in thousands)

	Three Months Ended June 30, 2022	Three Months Ended June 30, 2021
Net loss	$ (5,598)	$ (428)
Net income from discontinued operations	-	(324)
Net loss from continuing operations	(5,598)	(752)
Interest expense, net	87	147
Income tax (benefit) expense	(303)	23
Depreciation and amortization	336	366
EBITDA	(5,478)	(216)
Stock-based compensation expense	175	159
Equity method holding loss	960	376
Unrealized loss on equity holdings	4,178	-
Foreign currency transaction (income) loss	(206)	234
Employee retention credits	-	(1,294)
Adjusted EBITDA	$ (371)	$ (741)

BallantyneSTRONG